UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item I.  Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/15 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at
December 31, 2015:
$270,980,403
Portfolio
Composition at
December 31, 2015:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), for the 12 months ended December 31, 2015.
The 12 months ended December 31, 2015 were positive for the Fund, but it modestly lagged its benchmark index for the annual period after fees and expenses. The Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (mixed asset target allocation growth category). As measured by Morningstar2, the Fund also outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2015 (aggressive allocation category). Indeed, as measured by both Lipper and Morningstar, the Fund placed in the top quartile of its peer category for each of these time periods.
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2015, especially given the newsworthy events of the annual period.
Economic Review
The capital markets were focused for much of the annual period on possible tightening by the Federal Reserve (the Fed). While improving job numbers were supportive of a rise in rates, the Fed’s inflation target of 2% remained elusive. Indeed, the headline Consumer Price Index (CPI) rose just 0.7% year over year before seasonal adjustment as of December 2015. Core inflation, which excludes food and energy, was up 2.1% in December 2015 from a year earlier. Notably, while the food segment of the CPI increased 0.8% during the 12 months ended December 2015, the energy segment of the CPI, despite rising in the months of May, June, July and October 2015, declined 12.6% over the same 12-month span.
Amidst this backdrop, the long-awaited first hike of short-term interest rates in more than nine years was finally announced at the Fed’s December 2015 meeting. The increase in the targeted federal funds rate was a modest 25 basis points. (A basis point is 1/100th of a percentage point.)
Despite the U.S. unemployment rate drop from 5.6% at year-end 2014 to 5.0% at year-end 2015 and a marked improvement in job creation, consumer spending remained somewhat lackluster and wage inflation remained muted.
All told, then, U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. In the second quarter of 2015, U.S. GDP grew at a

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

strong annualized rate of 3.9%, in large part based on better consumer spending, before slowing to 2.0% in the third quarter. The slowdown in the third quarter reflected a downturn in private inventory investment and deceleration in exports, non-residential fixed investment and state and local government spending compared to the quarter prior. According to the advance estimate, U.S. GDP for the fourth quarter of 2015 slowed to an annualized pace of 0.7%, as heightened volatility in the capital markets, geopolitical tensions and global economic factors combined to impact U.S. economic growth.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 1.38% during the 12 months ended December 31, 2015. The equity market saw increased volatility, stemming from weak global economic growth, a decelerating economy and currency devaluation in China, intensified geopolitical tensions, and a drop of almost 40% in oil prices. The fact that the Fed only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of the calendar year also weighed on U.S. equity performance. The strength of the U.S. dollar also created a headwind for companies doing business outside of the U.S. These factors more than offset the positive trends of rising consumer confidence, increasing home prices, relatively stable inflation and declining unemployment.
Within the U.S. equity market, large-cap stocks, particularly mega-caps, performed best for the second consecutive year, while mid-cap and small-cap stocks lagged, actually generating negative returns. Growth stocks outperformed value stocks across the capitalization spectrum. Of particular note during 2015 was the narrowness of the market, wherein the gain in the S&P 500® Index came mainly from just a few of the largest-cap stocks. Just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500® Index return, meaning the average stock in the S&P 500® Index fared worse, as corporate earnings broadly became weaker.
There was a notable divergence among sectors during the year, too. Only five of the ten sectors of the S&P 500® Index posted positive returns during the annual period. Consumer discretionary, health care, information technology, consumer staples and telecommunication services were the best relative performers. Conversely, energy was by far the worst performing sector in the S&P 500® Index, followed by materials, utilities, industrials and financials.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a return of 0.55% during the annual period. Interest rates rose across the yield curve, or spectrum of maturities, with the biggest relative increase occurring in two-year U.S. Treasuries. This reflected the expectations for tightening Fed policy. The rate rise toward the longer-term end of the yield curve was more modest, as inflation seemed to be well contained. More specifically, the yield on the two-year U.S. Treasury bill rose approximately 39 basis points, while the yield on the bellwether 10-year U.S. Treasury note rose approximately 10 basis points and the yield on the 30-year U.S. Treasury bond increased approximately 26 basis points during the annual period. In turn, the yield curve steepened on the shorter end of the yield curve and flattened from the 10-year to 30-year segments. A steepening yield curve is one in which the differential in yields of securities with various maturities widens, and a flattening yield curve is one in which the differential in yields of securities with various maturities narrows.
Throughout the annual period, all eyes were on the Fed, as there were expectations the U.S. central bank would begin its long anticipated raising of short-term interest rates. The two primary areas of concern for the Fed were job creation and inflation. Much progress was made on the jobs front, with the U.S. unemployment rate declining to 5% from 5.6% at the start of 2015. However, not as much progress was made on the inflation front, as the inflation rate still fell short of the Fed’s 2% target. GDP was also disappointing, hurt by the persistent strength of the U.S. dollar and overall weak global demand. Consumer spending was lackluster, despite significant savings at the gas pump as oil prices fell from approximately $60 per barrel to approximately $37 per barrel.
Amidst this backdrop, “anything but energy” ruled the fixed income market during the annual period, and higher quality sectors outperformed lower quality sectors. The securitized sector, particularly mortgage-backed securities, and the financial sector within the corporate bond universe, were the major beneficiaries of this sentiment. Within the U.S. Treasury sector, intermediate U.S. Treasury bonds fared best, offering a perceived safe haven from global economic weakness and energy turbulence. U.S. Treasury bonds additionally gained favor versus other sovereign debt, as central banks in Europe and Asia eased monetary policy, resulting in lower interest rates than what was available in the U.S. On the other hand, demand for corporate bonds suffered, as investors focused on the highest credit quality sectors. Long-dated corporate bonds were particularly poor performers. Similarly, high yield corporate bonds had a dismal year, reflecting the falloff in energy prices and weakness in the metals and mining industries. Many companies in these

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

industries were stripped of their investment grade ratings, and subsequently, high yield corporate bonds absorbed the brunt of the dramatic decline in energy prices. That said, even within the high yield corporate bond sector, there was substantial variation among returns within quality tiers. The highest quality BB-rated bonds returned -1.06%, while the much lower-quality CCC-rated bonds returned -12.11%. Sovereign issuers were also poor performers, as emerging markets got hit by slowing economic growth and weakening energy markets.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Lipper Rankings represent the Fund’s ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results.

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees.

3
The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

4
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
To achieve the Fund’s objective, Eulav Asset Managment (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets, which Value Line, Inc. developed. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in BBB-rated debt securities, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System in selecting securities for purchase or sale.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of 0.88% during the 12 months ended December 31, 2015. This compares to the 1.05% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund slightly lagged its blended benchmark during the 12-month reporting period after fees and expenses, although stock selection and bond selection decisions overall contributed positively, albeit modestly, to relative results. As the S&P 500® Index produced a return of just 1.38% and the Barclays Index posted a similarly modest return of just 0.55% for the annual period, asset allocation played only a minor role in the Fund’s performance during the reporting period.
A major trend in the U.S. equity market during the annual period served as a headwind to the equity portion of the Fund’s relative results. It was a very narrow market, where the gain in the S&P 500® Index came mainly from just a few of the largest-cap stocks. This handicapped the equity portion of the Fund since its average cap weighting is much less than that of the blended benchmark. Indeed, less than half of the Fund’s equity holdings are large-cap stocks and very few, if any, would be considered mega-cap stocks; rather mid-cap stocks, which lagged during the annual period, dominate the holdings.
On the plus side, growth-oriented stocks outperformed value-oriented stocks during the annual period, and the equity portion of the Fund leans more toward the growth end of the spectrum. Also, the equity portion of the Fund invests primarily in higher quality, more consistent, less volatile stocks. This strategy proved particularly effective in the second half of 2015 when lower quality, more speculative issues performed worst.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund outpaced its equity benchmark, the S&P 500® Index, during the annual period. Stock selection in the consumer staples and health care sectors proved most effective. In consumer staples, positions in packaged food producer Hormel Foods and tobacco company Reynolds American were especially strong performers. Having an underweighted allocation to energy, which was the worst performing sector in the S&P 500® Index during the annual period, and an overweighted exposure to health care, which outpaced the S&P 500® Index during the annual period, also helped.
Partially offsetting these positive contributors was stock selection in the industrials and consumer discretionary sectors, which detracted. In particular, relative results were hampered by not owning e-commerce retailer Amazon.com, whose share price more than doubled in the year. Having an overweighted allocation to the industrials sector, which significantly lagged the S&P 500® Index during the annual period, also hurt.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were the earlier mentioned Hormel Foods as well as automotive parts and accessories retailer O’Reilly Automotive and lighting and control systems producer Acuity Brands, which each saw its share price gain substantially driven by strong quarterly operating results.
Which stocks detracted significantly from the Fund’s performance during the annual period?
As mentioned earlier, not owning Amazon.com, whose stock more than doubled during the annual period, dampened the Fund’s relative results. Also, not owning Alphabet (parent of Google), which similarly saw its shares gain substantially, hurt. Holding a position in integrated energy company EQT, whose shares experienced a double-digit drop during the annual period due to lower energy prices, detracted as well.
Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, the only position we initiated in the equity portion of the Fund was specialty consumer finance company Fiserv. We made the purchase based on Fiserv’s good recent quarterly operating results and its strong and consistent long-term growth record.
Among the deletions from the Fund’s equity portfolio during the annual period was Sigma-Aldrich, a specialty chemicals company, due to its acquisition by Germany’s Merck. Other sales included positions in flow control equipment manufacturer Parker-Hannifin, aircraft and parts provider United Technologies and supplemental insurance company AFLAC. In each case, the exiting of the position from the Trust’s equity portfolio was due to eroding long-term growth in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
Based on purchases and sales and individual stock appreciation and depreciation, the equity portion of the Fund’s overweighted allocation to health care shifted to a more neutral exposure relative to the S&P 500® Index. The equity portion of the Fund’s rather neutral exposure to consumer discretionary moved to an underweighted allocation relative to the S&P 500® Index. There were no other material changes in the equity portion of the Fund’s sector weightings during the 12-month period ended December 31, 2015.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2015?
As of December 31, 2015, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the energy, financials, information technology and consumer discretionary sectors and was rather neutrally weighted relative to the S&P 500® Index in the health care, consumer staples, telecommunication services and utilities sectors on the same date.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a positive, albeit modest, effect on its performance relative to the Barclays Index during the annual period. We kept the fixed income portion of the Fund’s duration short that of the Barclays Index by approximately ½ a year, which helped, as rates generally rose. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, despite the high yield corporate bond rout, several holdings offered significant incremental returns. The fixed income portion of the Fund owned primarily the highest quality high yield bonds, i.e. almost all BB-rated bonds, and had limited exposure overall. Indeed, even within the fixed income portion of the Fund’s energy exposure, our high quality bias mitigated the impact of the sector’s negative performance. It is worth noting that despite the overall high yield corporate bond sector declining approximately 4.5%, the fixed income portion of the Fund saw an overall positive return from its high yield corporate bond holdings.
The fixed income portion of the Fund also had a modest overweight to taxable municipal bonds, which contributed positively to its relative results. Several holdings within this sector performed well, enjoying favor with investors as they had low correlation with the energy sector. Having an underweight to sovereign debt also added value, as sovereign debt significantly underperformed the Barclays Index during the annual period. Finally, issue selection overall contributed positively to the Fund’s relative results, especially in the investment grade and high yield corporate bond sectors. Having a

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

bias to high quality securities and only a modest exposure to securities in the energy and metals and mining industries particularly helped. An underweighted allocation to intermediate-term U.S. Treasuries hurt the fixed income portion of the Fund’s relative results, as this market segment was a top performer during the annual period. Also, having an overweight to BBB-rated corporate bonds detracted from performance, as this quality tier significantly underperformed higher quality corporate bonds during the annual period.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
During the annual period, we increased our high quality bias within the fixed income portion of the Fund by reducing exposure to high yield corporate bonds and increasing exposure to higher quality investment grade bonds, most notably A-rated bonds. Within the fixed income portion of the Fund’s high yield corporate bond exposure, we particularly reduced exposure to energy-related securities based on our concerns about slowing global economic growth and growing oil supply without increasing demand. We increased exposure to securitized debt, especially in the highly-rated asset-backed securities sector.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2015?
At the end of December 2015, the fixed income portion of the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds and the securitized sector overall. The fixed income portion of the Fund remained underweight relative to the Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2014, the Fund had weightings of approximately 72% in stocks, 23% in fixed income securities and 5% in cash equivalents. Allocation remained quite steady throughout the annual period such that the Fund had weightings of approximately 71% in stocks, 25% in fixed income securities and 4% in cash equivalents at December 31, 2015, with Value Line’s asset allocation model remaining positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. In the fixed income portion of the Fund, we intend to position for a gradual rise in rates. This includes an overweight to spread sectors, as U.S. Treasuries tend to underperform in a rising rate environment. We also intend to maintain our quality bias within the corporate bond sectors.
At the end of the annual period, our asset allocation model remained positive on the stock market. If, however, stock prices rebound to prior highs or long-term interest rates rise significantly, the model may well become more neutral toward stocks.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

Top Ten Holdings (As of 12/31/2015) (Unaudited)
Company	Percentage of Net Assets
O’Reilly Automotive, Inc.	2.19%
Henry Schein, Inc.	1.86%
AutoZone, Inc.	1.75%
SBA Communications Corp. Class A	1.71%
TJX Companies, Inc. (The)	1.70%
Roper Technologies, Inc.	1.68%
Mettler-Toledo International, Inc.	1.65%
Hormel Foods Corp.	1.63%
AMETEK, Inc.	1.61%
Waste Connections, Inc.	1.59%
Equity Sector Weightings vs. Index (As of 12/31/2015) (Unaudited)

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

Average Annual Total Returns (For periods ended 12/31/2015) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	0.88%	10.01%	9.77%	6.82%	9.63%
60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index	1.05%	9.65%	8.84%	6.19%	8.21%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund to that of the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2015 and held for six months ended December 31, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$995.80	$4.58	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63	0.91%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust

Schedule of Investments
December 31, 2015
Shares		Value
Common Stocks — 71.2%
Consumer Discretionary — 8.5%
6,400	AutoZone, Inc.*	$4,748,224
18,000	BorgWarner, Inc.	778,140
33,000	Brinker International, Inc.	1,582,350
22,000	Domino’s Pizza, Inc.	2,447,500
89,000	LKQ Corp.*	2,637,070
23,400	O’Reilly Automotive, Inc.*	5,930,028
65,000	TJX Companies, Inc. (The)	4,609,150
13,000	Wolverine World Wide, Inc.	217,230
		22,949,692
Consumer Staples — 9.1%
14,700	British American Tobacco PLC ADR	1,623,615
50,000	Church & Dwight Co., Inc.	4,244,000
10,000	Costco Wholesale Corp.	1,615,000
17,000	Edgewell Personal Care Co.	1,332,290
17,000	Energizer Holdings, Inc.	579,020
112,200	Flowers Foods, Inc.	2,411,178
38,000	General Mills, Inc.	2,191,080
56,000	Hormel Foods Corp.	4,428,480
30,000	PepsiCo, Inc.	2,997,600
70,000	Reynolds American, Inc.	3,230,500
		24,652,763
Energy — 1.3%
42,000	EQT Corp.	2,189,460
42,000	Noble Energy, Inc.	1,383,060
		3,572,520
Financials — 2.9%
7,600	Affiliated Managers Group, Inc.*	1,214,176
36,000	American Tower Corp. REIT	3,490,200
12,000	Arch Capital Group Ltd.*	837,000
46,000	Wells Fargo & Co.	2,500,560
		8,041,936
Health Care — 14.5%
18,200	Alexion Pharmaceuticals, Inc.*	3,471,650
6,408	Allergan PLC*	2,002,500
11,200	C.R. Bard, Inc.	2,121,728
44,200	Cerner Corp.*	2,659,514
50,000	DENTSPLY International, Inc.	3,042,500
42,000	Express Scripts Holding Co.*	3,671,220
31,800	Henry Schein, Inc.*	5,030,442
55,600	IDEXX Laboratories, Inc.*	4,054,352
12,000	McKesson Corp.	2,366,760
8,000	Mednax, Inc.*	573,280
13,200	Mettler-Toledo International, Inc.*	4,476,516
50,000	Novo Nordisk A/S ADR	2,904,000
20,000	Thermo Fisher Scientific, Inc.	2,837,000
		39,211,462
Shares		Value
Industrials — 16.9%
13,000	Acuity Brands, Inc.	$3,039,400
81,575	AMETEK, Inc.	4,371,604
60,000	Canadian National Railway Co.(1)	3,352,800
34,000	CLARCOR, Inc.	1,689,120
43,200	Danaher Corp.	4,012,416
6,400	Esterline Technologies Corp.*	518,400
22,000	General Dynamics Corp.	3,021,920
24,100	IDEX Corp.	1,846,301
13,600	IHS, Inc. Class A*	1,610,648
20,500	ITT Corp.	744,560
12,600	J.B. Hunt Transport Services, Inc.	924,336
17,000	Kansas City Southern	1,269,390
22,200	Kirby Corp.*	1,168,164
24,000	Roper Technologies, Inc.	4,554,960
34,000	Stericycle, Inc.*	4,100,400
8,000	Teledyne Technologies, Inc.*	709,600
34,000	Toro Co. (The)	2,484,380
26,000	Union Pacific Corp.	2,033,200
76,500	Waste Connections, Inc.	4,308,480
		45,760,079
Information Technology — 9.4%
23,000	Accenture PLC Class A	2,403,500
15,000	Alliance Data Systems Corp.*	4,148,550
61,200	Amphenol Corp. Class A	3,196,476
1,800	Anixter International, Inc.*	108,702
19,000	ANSYS, Inc.*	1,757,500
28,000	Apple, Inc.	2,947,280
48,000	Cognizant Technology Solutions Corp. Class A*	2,880,960
15,000	Fiserv, Inc.*	1,371,900
20,000	MasterCard, Inc. Class A	1,947,200
53,600	Salesforce.com, Inc.*	4,202,240
4,900	WEX, Inc.*	433,160
		25,397,468
Materials — 6.1%
12,000	Airgas, Inc.	1,659,840
9,500	AptarGroup, Inc.	690,175
17,000	Crown Holdings, Inc.*	861,900
33,400	Ecolab, Inc.	3,820,292
44,000	FMC Corp.	1,721,720
5,100	NewMarket Corp.	1,941,723
24,000	Praxair, Inc.	2,457,600
18,000	Scotts Miracle-Gro Co. (The) Class A	1,161,180
26,000	Valspar Corp. (The)	2,156,700
		16,471,130
Telecommunication Services — 1.7%
44,000	SBA Communications Corp. Class A*	4,623,080

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
December 31, 2015
Shares		Value
Common Stocks — 71.2% (Continued)
Utilities — 0.8%
40,800	ITC Holdings Corp.	$1,601,400
31,600	South Jersey Industries, Inc.	743,232
		2,344,632
Total Common Stocks (Cost $67,211,845)		193,024,762
Principal Amount		Value
Asset-Backed Securities — 0.6%
$200,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	198,804
150,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A4, 1.62%, 10/22/18	149,764
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	149,255
125,000	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19(2)	124,629
250,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	255,286
300,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	299,080
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,268
140,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	139,393
300,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	298,180
Total Asset-Backed Securities (Cost $1,732,058)		1,714,659
Commercial Mortgage-Backed Securities — 1.1%
107,167	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.83%, 5/10/45 (3)	107,308
247,519	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	250,833
295,384	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	301,965
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	249,907
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.56%, 8/25/45(2)(3)	202,244
Principal Amount		Value
80,095	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.42%, 12/25/45(2)(3)	82,273
400,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(3)	385,635
100,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	102,331
170,697	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	178,500
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	253,809
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	199,102
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2, 3.00%, 10/15/46	102,102
300,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	306,117
164,977	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.27%, 4/25/45(3)	164,816
Total Commercial Mortgage-Backed Securities (Cost $3,018,483)		2,886,942
Corporate Bonds & Notes — 10.4%
Basic Materials — 0.3%
100,000	ArcelorMittal, Senior Unsecured Notes, 5.50%, 2/25/17	96,590
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	147,750
250,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(1)	249,216
150,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	151,602
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19(1)	151,125
		796,283
Communications — 0.8%
125,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34(1)	131,609
100,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	99,130
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	145,876

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
December 31, 2015
Principal Amount		Value
Corporate Bonds & Notes — 10.4% (Continued)
Communications — 0.8% (Continued)
$200,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37(1)	$248,915
250,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	251,581
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	144,773
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	256,875
150,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	146,329
200,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	207,898
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	274,758
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	254,212
106,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	106,827
		2,268,783
Consumer, Cyclical — 1.2%
100,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	109,000
250,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	282,709
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20(1)	150,855
580,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.38%, 8/6/23(1)	595,998
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, 4/10/18	248,773
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	99,105
100,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 6.50%, 3/1/21	105,125
100,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16(2)	100,819
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21(1)	166,125
100,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25(1)	101,805
150,000	NIKE, Inc., Senior Unsecured Notes, 3.88%, 11/1/45	144,750
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	149,444
250,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	258,393
Principal Amount		Value
Consumer, Cyclical — 1.2% (Continued)
$150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	$153,750
250,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 3.75%, 3/15/25(1)	244,723
100,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	98,250
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22(1)	237,558
		3,247,182
Consumer, Non-cyclical — 1.3%
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	146,620
104,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	104,108
100,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	98,919
100,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	96,819
100,000	Amgen, Inc., Senior Unsecured Notes, 3.88%, 11/15/21(1)	104,188
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18(1)	251,741
150,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, 5/15/17	159,750
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	151,740
300,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	321,678
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	150,101
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	197,500
150,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	146,034
500,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	506,539
100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(1)	101,750
200,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	198,323
100,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	99,823
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	96,612
200,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	213,500

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
December 31, 2015
Principal Amount		Value
Corporate Bonds & Notes — 10.4% (Continued)
Consumer, Non-cyclical — 1.3% (Continued)
$50,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	$50,748
200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	200,324
		3,396,817
Energy — 0.6%
100,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	104,862
100,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17(1)	89,990
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	165,038
250,000	Enterprise Products Operating LLC, Guaranteed Notes, 5.70%, 2/15/42	222,338
150,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19(1)	138,671
100,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	80,485
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45(1)	145,498
245,000	Phillips 66, Guaranteed Notes, 2.95%, 5/1/17(1)	248,330
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	242,169
100,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	100,542
		1,537,923
Financial — 5.1%
100,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	98,686
200,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	204,500
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	204,750
250,000	American Express Co., Senior Unsecured Notes, 0.97%, 5/22/18(3)	248,451
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	250,888
250,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	246,851
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	99,571
Principal Amount		Value
Financial — 5.1% (Continued)
$150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21(1)	$154,687
200,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	204,543
300,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	322,592
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	305,217
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21	266,605
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	221,140
350,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18(1)	352,966
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	201,295
125,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	128,360
100,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	104,018
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	248,874
250,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	253,056
150,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17	149,152
100,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	99,150
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	107,980
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	246,439
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	254,592
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	149,834
517,000	GE Capital International Funding Co., Guaranteed Notes, 0.96%, 4/15/16(2)	517,233
300,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16(1)	309,402
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	116,894
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	147,638
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	268,358

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
December 31, 2015
Principal Amount		Value
Corporate Bonds & Notes — 10.4% (Continued)
Financial — 5.1% (Continued)
$200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22(1)	$219,381
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	274,062
300,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, 3/1/16(1)	301,252
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	498,367
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	254,643
150,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	150,492
100,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17(2)	103,426
500,000	Morgan Stanley GMTN, Senior Unsecured Notes, 5.50%, 7/28/21	560,186
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(1)	251,349
250,000	PNC Bank NA, Senior Unsecured Notes, 1.30%, 10/3/16	250,533
1,000,000	Private Export Funding Corp., Series HH, 1.45%, 8/15/19	980,002
250,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	252,614
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	248,233
250,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	248,954
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	147,160
300,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	298,064
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	149,792
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	99,891
150,000	UBS AG MTN, Senior Unsecured Notes, 2.35%, 3/26/20	149,824
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24(1)	254,048
1,000,000	Wachovia Corp., Senior Unsecured Notes, 0.78%, 6/15/17(3)	996,936
Principal Amount		Value
Financial — 5.1% (Continued)
$150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	$172,284
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	176,806
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(1)	278,586
		13,800,607
Industrial — 0.5%
175,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	178,938
150,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	135,949
300,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16(1)	308,994
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	242,972
100,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	98,048
500,000	Union Pacific Corp., Senior Unsecured Notes, 2.95%, 1/15/23	501,554
		1,466,455
Technology — 0.2%
50,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	50,194
100,000	Analog Devices, Inc., Senior Unsecured Notes, 3.90%, 12/15/25(1)	100,956
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	124,101
150,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	144,597
150,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	154,683
100,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25(1)	95,916
		670,447
Utilities — 0.4%
500,000	Commonwealth Edison Co., 4.00%, 8/1/20	528,679
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	101,228
100,000	Consumers Energy Co., 3.13%, 8/31/24	99,816

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
December 31, 2015
Principal Amount		Value
Corporate Bonds & Notes — 10.4% (Continued)
Utilities — 0.4% (Continued)
$100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25(1)	$91,730
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20(1)	247,459
		1,068,912
Total Corporate Bonds & Notes (Cost $28,512,893)		28,253,409
Foreign Government Obligations — 0.2%
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	272,500
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	263,000
Total Foreign Government Obligations (Cost $516,238)		535,500
Long-Term Municipal Securities — 0.6%
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	100,717
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	113,112
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	252,835
400,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	406,264
130,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	157,928
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	268,382
100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	110,689
100,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	119,552
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	144,912
Principal Amount		Value
$75,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	$83,666
Total Long-Term Municipal Securities (Cost $1,721,598)		1,758,057
Short-Term Municipal Securities — 0.1%
Illinois — 0.1%
70,000	County of Clark, Build America Bonds, General Obligation Limited, Series B1, 5.21%, 6/1/16	71,303
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	251,453
		322,756
Total Short-Term Municipal Securities (Cost $322,812)		322,756
U.S. Government Agency Obligations — 6.9%
300,000	FHLMC, 1.25%, 5/12/17	300,464
750,000	FHLMC, 1.75%, 5/30/19	755,622
142,394	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	140,617
213,200	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	229,818
50,142	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	51,679
294,503	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	308,696
404,197	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	417,290
370,981	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	392,266
74,211	FHLMC Gold Pool #C04038, 3.50%, 6/1/42	76,486
28,902	FHLMC Gold Pool #G08479, 3.50%, 3/1/42	29,791
7,872	FHLMC Gold Pool #G18155, 5.00%, 10/1/21	8,379
31,660	FHLMC Gold Pool #G18160, 5.00%, 11/1/21	33,990
97,109	FHLMC Gold Pool #G18420, 3.00%, 1/1/27	100,254
32,749	FHLMC Gold Pool #J00975, 5.00%, 1/1/21	34,453
9,076	FHLMC Gold Pool #J03589, 5.00%, 10/1/21	9,461
169,300	FHLMC Pool #A96409, 3.50%, 1/1/41	174,636
144,382	FNMA Pool #254733, 5.00%, 4/1/23	158,800
307,567	FNMA Pool #255667, 5.00%, 3/1/25	338,280
3,870	FNMA Pool #745275, 5.00%, 2/1/36	4,270
14,339	FNMA Pool #890112, 4.00%, 4/1/24	15,172

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
December 31, 2015
Principal Amount		Value
U.S. Government Agency Obligations — 6.9% (Continued)
$235,214	FNMA Pool #890236, 4.50%, 8/1/40	$254,584
9,023	FNMA Pool #910242, 5.00%, 3/1/37	9,924
8,873	FNMA Pool #975116, 5.00%, 5/1/38	9,759
410,564	FNMA Pool #995245, 5.00%, 1/1/39	451,562
323,284	FNMA Pool #AA7720, 4.00%, 8/1/39	342,209
166,112	FNMA Pool #AB1259, 5.00%, 7/1/40	183,240
114,464	FNMA Pool #AB2814, 4.50%, 4/1/41	123,857
71,669	FNMA Pool #AB3218, 3.50%, 7/1/31	74,926
356,135	FNMA Pool #AB4449, 4.00%, 2/1/42	377,867
487,254	FNMA Pool #AB5472, 3.50%, 6/1/42	503,776
307,245	FNMA Pool #AB6286, 2.50%, 9/1/27	312,214
479,327	FNMA Pool #AB8144, 5.00%, 4/1/37	528,508
181,700	FNMA Pool #AD2351, 4.00%, 3/1/25	192,638
612,678	FNMA Pool #AD6374, 5.00%, 5/1/40	675,774
29,249	FNMA Pool #AD7992, 4.50%, 7/1/40	31,642
4,858	FNMA Pool #AD8255, 4.50%, 9/1/40	5,253
6,577	FNMA Pool #AE0385, 4.00%, 9/1/40	6,980
5,870	FNMA Pool #AE1428, 4.50%, 8/1/40	6,354
6,258	FNMA Pool #AE5024, 4.00%, 12/1/40	6,639
69,665	FNMA Pool #AE5984, 4.50%, 10/1/40	75,381
151,723	FNMA Pool #AH3226, 5.00%, 2/1/41	167,535
435,131	FNMA Pool #AH4865, 4.50%, 2/1/41	470,825
303,230	FNMA Pool #AH5434, 4.50%, 4/1/41	327,815
111,885	FNMA Pool #AH6087, 4.50%, 3/1/41	121,077
101,558	FNMA Pool #AH6186, 4.00%, 2/1/41	107,751
7,979	FNMA Pool #AH6851, 4.50%, 4/1/41	8,617
242,414	FNMA Pool #AH8932, 4.50%, 4/1/41	262,383
140,290	FNMA Pool #AI1019, 4.50%, 5/1/41	151,827
Principal Amount		Value
$135,906	FNMA Pool #AI1105, 4.50%, 4/1/41	$147,059
120,490	FNMA POOL #AI3009, 4.00%, 6/1/26	127,895
419,439	FNMA Pool #AI3052, 3.50%, 7/1/26	440,118
32,321	FNMA Pool #AI5737, 4.50%, 6/1/41	34,977
261,454	FNMA Pool #AJ6932, 3.00%, 11/1/26	270,704
361,587	FNMA Pool #AO2961, 4.00%, 5/1/42	383,613
98,636	FNMA Pool #AO4137, 3.50%, 6/1/42	101,980
56,920	FNMA Pool #AO4299, 3.50%, 8/1/42	58,840
24,083	FNMA Pool #AO6770, 3.50%, 6/1/42	24,899
789,873	FNMA Pool #AP1340, 3.50%, 7/1/42	816,410
330,521	FNMA Pool #AQ0287, 3.00%, 10/1/42	331,826
409,589	FNMA Pool #AT0969, 3.00%, 4/1/43	410,443
912,871	FNMA Pool #AT8849, 4.00%, 6/1/43	966,834
182,039	FNMA Pool #AU6043, 3.00%, 9/1/43	182,275
310,611	FNMA Pool #AU7025, 3.00%, 11/1/43	311,223
288,509	FNMA Pool #AU8070, 3.50%, 9/1/43	297,995
258,484	FNMA Pool #AU8846, 3.00%, 11/1/43	259,013
115,397	FNMA Pool #AV0225, 4.50%, 10/1/43	125,099
223,415	FNMA Pool #AW5055, 3.50%, 7/1/44	230,902
139,881	FNMA Pool #AX1138, 3.50%, 9/1/44	144,426
116,148	FNMA Pool #AY2728, 2.50%, 2/1/30	117,200
163,546	FNMA Pool #MA0799, 4.00%, 7/1/26	173,506
249,011	GNMA, 3.00%, 4/16/39	255,668
480,601	GNMA II Pool #MA1090, 3.50%, 6/20/43	502,380
229,534	GNMA II Pool #MA1520, 3.00%, 12/20/43	233,548
284,206	GNMA II Pool #MA1922, 5.00%, 5/20/44	311,099
123,751	GNMA II Pool #MA2445, 3.50%, 12/20/44	129,195
1,286,700	GNMA Pool #4016, 5.50%, 8/20/37	1,431,701

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
December 31, 2015
Principal Amount		Value
U.S. Government Agency Obligations — 6.9% (Continued)
$170,440	GNMA Pool #650494, 5.50%, 1/15/36	$191,760
178,798	GNMA Pool #MA1375, 3.50%, 10/20/43	186,819
Total U.S. Government Agency Obligations (Cost $18,180,426)		18,570,748
U.S. Treasury Obligations — 4.8%
1,400,000	U.S. Treasury Bonds, 6.13%, 11/15/27	1,938,070
100,000	U.S. Treasury Bonds, 5.25%, 11/15/28	130,652
850,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,091,386
900,000	U.S. Treasury Bonds, 4.38%, 5/15/40	1,132,453
150,000	U.S. Treasury Bonds, 2.88%, 5/15/43	146,250
170,000	U.S. Treasury Bonds, 3.38%, 5/15/44	182,445
150,000	U.S. Treasury Bonds, 3.13%, 8/15/44	153,299
150,000	U.S. Treasury Notes, 1.75%, 5/31/16	150,779
150,000	U.S. Treasury Notes, 1.00%, 10/31/16	150,293
500,000	U.S. Treasury Notes, 0.88%, 6/15/17	499,453
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	249,248
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	202,898
250,000	U.S. Treasury Notes, 2.63%, 4/30/18	258,408
800,000	U.S. Treasury Notes, 1.38%, 9/30/18	802,500
1,400,000	U.S. Treasury Notes, 1.75%, 10/31/18	1,417,993
100,000	U.S. Treasury Notes, 1.00%, 8/31/19	98,027
600,000	U.S. Treasury Notes, 1.50%, 10/31/19	598,125
600,000	U.S. Treasury Notes, 1.38%, 3/31/20	592,617
100,000	U.S. Treasury Notes, 1.13%, 4/30/20	97,715
350,000	U.S. Treasury Notes, 2.63%, 8/15/20	363,576
150,000	U.S. Treasury Notes, 2.13%, 8/31/20	152,420
300,000	U.S. Treasury Notes, 2.00%, 11/30/20	303,035
250,000	U.S. Treasury Notes, 2.00%, 2/15/22	250,449
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	147,867
350,000	U.S. Treasury Notes, 1.63%, 8/15/22	340,908
100,000	U.S. Treasury Notes, 1.75%, 9/30/22	98,016
300,000	U.S. Treasury Notes, 2.50%, 8/15/23	307,793
100,000	U.S. Treasury Notes, 2.50%, 5/15/24	102,184
450,000	U.S. Treasury Notes, 2.38%, 8/15/24	454,694
100,000	U.S. Treasury Notes, 2.25%, 11/15/24	99,949
100,000	U.S. Treasury Notes, 2.00%, 2/15/25	97,754
200,000	U.S. Treasury Notes, 2.13%, 5/15/25	197,391
100,000	U.S. Treasury Notes, 2.00%, 8/15/25	97,504
Total U.S. Treasury Obligations (Cost $11,977,421)		12,906,151
Shares		Value
Short-Term Investments — 6.9%
Money Market Funds — 6.9%
10,125,646	State Street Institutional Liquid Reserves Fund	$10,125,646
8,497,393	State Street Navigator Securities Lending Prime Portfolio(4)	8,497,393
Total Short-Term Investments (Cost $18,623,039)		18,623,039
Total Investments — 102.8% (Cost $151,816,813)		$278,596,023
Excess of Liabilities Over Cash and Other Assets — (2.8)%		(7,615,620)
Net Assets — 100.0%		$270,980,403
Net Asset Value Per Outstanding Share ($270,980,403 ÷ 12,984,446 shares outstanding)		$20.87
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2015, the market value of the securities on loan was $8,288,630.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $8,288,630 were out on loan in exchange for $8,497,393 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
December 31, 2015
The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$193,024,762	$—	$—	$193,024,762
Asset-Backed Securities	—	1,714,659	—	1,714,659
Commercial Mortgage-Backed Securities	—	2,886,942	—	2,886,942
Corporate Bonds & Notes*	—	28,253,409	—	28,253,409
Foreign Government Obligations	—	535,500	—	535,500
Long-Term Municipal Securities	—	1,758,057	—	1,758,057
Short-Term Municipal Securities	—	322,756	—	322,756
U.S. Government Agency Obligations	—	18,570,748	—	18,570,748
U.S. Treasury Obligations	—	12,906,151	—	12,906,151
Short-Term Investments	18,623,039	—	—	18,623,039
Total Investments in Securities	$211,647,801	$66,948,222	$—	$278,596,023

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities
Statement of Operations
December 31, 2015
ASSETS:
Investment securities, at value (Cost – $151,816,813) (securities on loan, at value, $8,288,630)	$278,596,023
Cash	13,545
Interest and dividends receivable	595,725
Receivable for securities sold	572,652
Receivable for securities lending income	2,699
Receivable for fund shares sold	410
Total Assets	279,781,054
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	8,497,393
Payable for fund shares redeemed	65,394
Accrued expenses:
Advisory fee	117,559
Service and distribution plan fees	64,250
Directors’ fees and expenses	3,148
Other	52,907
Total Liabilities	8,800,651
Net Assets	$270,980,403
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 12,984,446 shares)	$129,844
Additional paid-in capital	116,171,808
Undistributed net investment income	1,601,837
Accumulated net realized gain on investments and foreign currency	26,297,704
Net unrealized appreciation of investments	126,779,210
Net Assets	$270,980,403
Net Asset Value Per Outstanding Share ($270,980,403 ÷ 12,984,446 shares outstanding)	$20.87

For the Year Ended December 31, 2015
INVESTMENT INCOME:
Interest	$2,013,797
Dividends (net of foreign withholding tax of $22,567)	2,262,442
Securities lending income	22,403
Total Income	4,298,642
Expenses:
Advisory fee	1,500,928
Service and distribution plan fees	1,200,743
Auditing and legal fees	160,560
Custodian fees	93,284
Directors’ fees and expenses	70,248
Insurance	40,746
Tax expense	30,929
Printing and postage	24,245
Other	2,947
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	3,124,630
Less: Service and Distribution Plan Fees Waived	(426,825)
Net Expenses	2,697,805
Net Investment Income	1,600,837
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	26,298,101
Foreign currency translations	732
26,298,833
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(24,580,730)
Foreign currency translations	167
(24,580,563)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	1,718,270
Net Increase in Net Assets from Operations	$3,319,107

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Years Ended December 31,
	2015	2014
Operations:
Net investment income	$1,600,837	$2,066,628
Net realized gain on investments and foreign currency	26,298,833	17,882,559
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(24,580,563)	7,109,885
Net increase in net assets from operations	3,319,107	27,059,072
Distributions to Shareholders from:
Net investment income	(2,062,806)	(1,601,813)
Net realized gain from investment transactions	(17,885,798)	(38,165,666)
Total distributions	(19,948,604)	(39,767,479)
Share Transactions:
Proceeds from sale of fund shares	2,699,263	2,875,138
Proceeds from reinvestment of dividends and distributions to shareholders	19,948,604	39,767,479
Cost of fund shares redeemed	(58,921,989)	(50,552,044)
Net decrease in net assets from fund share transactions	(36,274,122)	(7,909,427)
Total decrease in net assets	(52,903,619)	(20,617,834)
NET ASSETS:
Beginning of year	323,884,022	344,501,856
End of year	$270,980,403	$323,884,022
Undistributed net investment income included in net assets, at end of year	$1,601,837	$2,062,799

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.17	$23.17	$20.87	$18.52	$17.96
Income/(loss) from investment operations:
Net investment income	0.14	0.15	0.12	0.19	0.13
Net gains/(losses) on securities (both realized and unrealized)	0.08	1.70	4.22	2.64	0.54
Total from investment operations	0.22	1.85	4.34	2.83	0.67
Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.19)	(0.13)	(0.11)
Distributions from net realized gains	(1.36)	(2.74)	(1.85)	(0.35)	—
Total distributions	(1.52)	(2.85)	(2.04)	(0.48)	(0.11)
Net asset value, end of year	$20.87	$22.17	$23.17	$20.87	$18.52
Total return*	0.88%	8.51%	21.63%	15.43%	3.68%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$270,980	$323,884	$344,502	$321,828	$319,894
Ratio of gross expenses to average net assets(1)	1.04%	1.03%	1.03%	1.04%	1.03%
Ratio of net expenses to average net assets(2)	0.90%	0.88%	0.88%	0.89%	0.88%
Ratio of net investment income to average net assets	0.53%	0.62%	0.48%	0.84%	0.60%
Portfolio turnover rate	6%	15%	17%	24%	28%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements

December 31, 2015

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line Strategic Asset Management Trust seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2015

•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the year ended December 31, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2015, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2015, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2015

transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2015

seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
At year end, the Fund was not invested in joint repurchase agreements.
As of December 31, 2015, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$8,288,630	$8,497,393	$8,459,023

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2015.
	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,459,859	$—	$—	$—	$3,459,859
Corporate Bonds & Notes	5,037,534	—	—	—	5,037,534
Total	$8,497,393	$—	$—	$—	$8,497,393
Total Borrowings	$8,497,393	$—	$—	$—	$8,497,393
Gross amount of recognized liabilities for securities lending transactions					$8,497,393

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	124,251	128,614
Shares issued to shareholders in reinvestment of dividends and distributions	940,972	1,869,651
Shares redeemed	(2,692,880)	(2,255,327)
Net decrease	(1,627,657)	(257,062)
Dividends per share from net investment income	$0.1570	$0.1148
Distributions per share from net realized gains	$1.3615	$2.7362

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2015

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2015
PURCHASES:
U.S. Treasury & Government Agency Obligations	$2,879,660
Other Investment Securities	14,053,331
Total Purchases	$16,932,991
SALES:
U.S. Treasury & Government Agency Obligations	$4,518,112
Other Investment Securities	49,431,433
Total Sales	$53,949,545

4.
Income Taxes

At December 31, 2015, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$151,817,281
Gross tax unrealized appreciation	$128,269,493
Gross tax unrealized depreciation	(1,490,751)
Net tax unrealized appreciation on investments	$126,778,742
Undistributed ordinary income	$1,601,837
Undistributed long-term gain	$26,298,172

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Fund did not have any capital loss carryforwards.
The tax composition of distributions to shareholders for the years ended December 31, 2015 and December 31, 2014 were as follows:
	2015	2014
Ordinary income	$2,156,458*	$2,009,938
Long-term capital gain	17,792,146	37,757,541
	$19,948,604	$39,767,479

*
This amount includes short-term capital gains.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $1,007 and decreased accumulated realized gain by $1,007. Net assets are not affected by these reclassifications.
These reclasses are primarily due to differing treatments of foreign currency translation.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $1,500,928 was paid or payable to the Adviser for the year ended December 31, 2015. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund, during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2015

services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2015, fees amounting to $1,200,743, before fee waivers, were accrued under the Plan. Effective May 1, 2007 through July 31, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. Effective August 1, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year and renewed annually. For the year ended December 31, 2015, the fees waived amounted to $426,825. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
6.
New Accounting Pronouncements

In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

■ Value Line Strategic Asset Management Trust

 Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 17, 2016

■ Value Line Strategic Asset Management Trust

Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2015 qualifies for the corporate dividends received deductions.
During the calendar year 2015, 90% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2015, the Fund distributed $17,792,146 from long-term gains.
 Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Strategic Asset Management Trust

Management Information
The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 45	Trustee	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013- present)
Non-Interested Trustees
Joyce E. Heinzerling Age: 59	Trustee	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 58	Trustee	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, (2006-2011).	12	Miller/Howard High Income Equity Fund (November 2014 to present)
Michael Kuritzkes Age: 55	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President And General Counsel, Harbinger Group Inc. (public holding company), (2013-2014); Executive Vice President and General Counsel, Philadelphia Media LLC, (2010-2013).	12	None
Francis C. Oakley Age: 84	Trustee	Since 2000	Professor of History, Williams College, (1961-2002), Professor Emeritus since 2002, President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None
David H. Porter Age: 80	Trustee (Chairman of the Board of the Value Line Funds since 2014)	Since 1997	Professor, Skidmore College (2008-2013); Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	12	None

■ Value Line Strategic Asset Management Trust

Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Paul Craig Roberts Age: 76	Trustee	Since 1987	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 66	Trustee	Since 1996	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 45	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 65	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.
The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

Item 2.   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.   Principal Accountant Fees and Services

(a)	Audit Fees 2015 - $90,494

Audit Fees 2014 - $22,011

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2015 - $28,322

Tax Preparation Fees 2014 - $34,507

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2015 - None

Aggregate Non-Audit Fees 2014 - None

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 10, 2016